UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

IANTHUS CAPITAL HOLDINGS, INC.

(Name of registrant in its charter)

British Columbia, Canada	000-56228	98-1360810
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

420 Lexington Avenue, Suite 414

New York, NY 10170

(Address of principal executive offices)

(646) 518-9411

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 4, 2021, iAnthus Capital Holdings, Inc. (the “Company”) issued a press release with respect to a corporate update and the recent regulatory approval by the state of Florida Department of Health.

As disclosed, the Company was granted a further two-month extension by the BC Registrar of Companies to hold to the Company’s Annual General Meeting for the year 2020 from October 31, 2021 to December 31, 2021. The Company was previously granted a two month extension from June 30, 2021 to October 31, 2021.

Further, as previously disclosed, the Company is awaiting approval by state-level regulators in Florida, Massachusetts, New York and Maryland for certain of the transactions contemplated by the Company’s contemplated recapitalization transaction to be implemented by way of a court-approved plan of arrangement as set forth in the Restructuring Support Agreement by and among the Company, its subsidiaries, the holders of the Company’s 13% senior secured convertible debentures and a majority of the holders of the Company’s 8% convertible unsecured debentures, dated July 10, 2020, as amended on June 15, 2021 (the “Recapitalization Transaction”). On October 29, 2021 the Florida Department of Health (Office of Medical Marijuana Use) notified the Company of its action to approve the change of ownership transactions contemplated by the Recapitalization Transaction.

The Company is still awaiting regulatory approvals in Massachusetts, New York and Maryland.

A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 4, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date: November 5, 2021	By:	/s/ Randy Maslow
Randy Maslow Interim Chief Executive Officer